UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021 (March 30, 2021)

1847 GOEDEKER INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13850 Manchester Rd., Ballwin, MO	63011
(Address of principal executive offices)	(Zip Code)

888-768-1710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GOED	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, 1847 Goedeker Inc. (the “Company”) entered into a Lease Agreement (the “Lease”) with Westgate 200, LLC, a Missouri limited liability company, on January 13, 2021, pursuant to which the Company agreed to lease approximately 58,000 square feet in a building located in St. Charles, Missouri.

On March 30, 2021, the parties entered into a First Amendment to Lease Agreement (the “Amendment”), pursuant to which the amount of space was increased to 86,800 square feet, with the Company’s percentage share of the property taxes and operating expenses increasing from 29% to 43.4%. The Amendment also extended the initial term of the Lease for an additional year, now ending on April 30, 2027, with two (2) options to renew the Lease, each for an additional five (5) year period. Pursuant to the Amendment, the base rent of $20,976.79 per month will remain the same until October 1, 2021, at which time the base rent will increase to $31,465 per month, with annual increases as set forth in the Amendment. In addition, the Amendment provides that, notwithstanding anything to the contrary in the Lease, commencing on April 1, 2021 and continuing through and including December 31, 2021, the Company will pay $7,088.67 per month in connection with the estimated taxes and operating expenses, to be reconciled at the end of each year as provided in the Lease. Commencing January 1, 2022 and continuing through the term of the Lease, the Company will continue to pay the taxes and operating expenses as set forth in the Lease.

The foregoing summary of the terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Lease Agreement, dated January 13, 2021, by and between Westgate 200, LLC and 1847 Goedeker Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on January 20, 2021)
10.2	First Amendment to Lease Agreement, dated March 30, 2021, by and between Westgate 200, LLC and 1847 Goedeker Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2021	1847 GOEDEKER INC.

/s/ Douglas T. Moore
	Name:	Douglas T. Moore
	Title:	Chief Executive Officer

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